UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
JOINT CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
December 20, 2005
LA QUINTA CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-9110	95-3419438

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
909 Hidden Ridge, Suite 600, Irving, TX 75038
(Address of Principal Executive Offices and Zip Code)
(214) 492-6600
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
LA QUINTA PROPERTIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-9109	95-3520818

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
909 Hidden Ridge, Suite 600, Irving, TX 75038
(Address of Principal Executive Offices and Zip Code)
(214) 492-6600
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
Exhibit Index
Press Release

Item 8.01. Other Events.
     On December 20, 2005, La Quinta Properties, Inc. (“LQ Properties”) announced that it had commenced cash tender offers for certain of its outstanding debt securities (the “Debt Securities”), as well as related consent solicitations to amend the terms of the indentures governing the Debt Securities.
     A copy of the press release issued by LQ Properties on December 20, 2005 announcing the commencement of the cash tender offers and related consent solicitations is filed as Exhibit 99.1 hereto and is incorporated herein by reference in its entirety.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated December 20, 2005, of La Quinta Properties, Inc., announcing the commencement of the cash tender offers and related consent solicitations.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this joint report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2005	LA QUINTA CORPORATION
	By:	/s/ Steven A. Schumm
		Name:	Steven A. Schumm
		Title:	Executive Vice President and Chief Financial Officer

Dated: December 21, 2005	LA QUINTA PROPERTIES, INC.
	By:	/s/ Steven A. Schumm
		Name:	Steven A. Schumm
		Title:	Executive Vice President and Chief Financial Officer

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Exhibit Index

99.1	Press Release, dated December 20, 2005, of La Quinta Properties, Inc., announcing the commencement of the cash tender offers and related consent solicitations.

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